THE PBHG FUNDS, INC.

                         SUPPLEMENT DATED JUNE 21, 1999
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                    DATED JUNE 1, 1998, AND FEBRUARY 8, 1999

     This Supplement updates certain information contained in the Prospectus, as supplemented on April 1, 1999, May 1, 1999 and May 28, 1999. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective June 28, 1999, Raymond J. McCaffrey, CFA, manages the PBHG Large Cap Value Fund. Mr. McCaffrey has been a portfolio manager with Value Investors since 1997. Prior to joining Value Investors he was a Vice President, Technology Analyst and Portfolio Manager with Pitcairn Trust Company. Mr. McCaffrey's prior experience also includes investment analyst positions with Cypress Capital Management, Independence Capital Management and Fidelity Bank. Mr. McCaffrey is an honors graduate of Villanova University with a BS in Economics and received his Masters of Science in Industrial Administration from Carnegie Mellon University. He is a Chartered Financial Analyst.

     Effective June 28, 1999, Jerome J. Heppelmann, CFA, manages the PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and co-manages the PBHG Strategic Small Company Fund. Mr. Heppelmann joined the Adviser in 1994 and since 1997 has been a member of Value Investors' value equity team responsible for researching small and mid-cap value companies. Prior to joining the Adviser, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments servicing investment management clients. Mr. Heppelmann holds a Bachelor of Business Administration with a concentration in Finance from the University of Notre Dame. He is a Chartered Financial Analyst.